UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Motorola Solutions, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
MOTOROLA SOLUTIONS, INC. 2021 Annual Meeting May 18, 2021 at 9:30 AM Central Time for holders as of March 19, 2021 Vote by May 17, 2021 at 11:59 PM Eastern Time

MOTOROLA SOLUTIONS, INC. 500 WEST MONROE STREET CHICAGO, IL 60661

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 You invested in MOTOROLA SOLUTIONS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 18, 2021.

 Get informed before you vote

We encourage you to access and view all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and Annual Report online by visiting www.ProxyVote.com and entering the control number (located below) OR you can receive a free paper or e-mail copy of the proxy materials by requesting prior to May 4, 2021. If you would like to request a copy of the proxy materials, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. You will not receive a paper or e-mail copy of the proxy materials unless you request one.

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Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials at www.ProxyVote.com for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

You cannot use this notice to vote these shares. This is only an overview of the proposals being presented at the upcoming

virtual shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	Election of Directors for a One-Year Term

Nominees:

1a.	Gregory Q. Brown	For

1b.	Kenneth D. Denman	For

1c.	Egon P. Durban	For

1d.	Clayton M. Jones	For

1e.	Judy C. Lewent	For

1f.	Gregory K. Mondre	For

1g.	Joseph M. Tucci	For

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2021.	For

3.	Advisory approval of the Company’s executive compensation.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D35775-P50751